Exhibit (c) (27)

DI SCUSSI ON M A T E RI A L S

For Discussion Purposes Only Strictly Private and Confidential

September 23, 2012

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information has been filed separately with the Securities and Exchange Commission (the “SEC”).

ST RI C T L Y PRI VAT E A ND CO NF I D ENTI AL

For Discussion Purposes Only Strictly Private and Confidential

This presentation was prepared exclusively for the benefit and internal use of the J.P. Morgan client to whom it is directly addressed and delivered (including such client’s subsidiaries, the “Company”) in order to assist the Company in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure, in whole or in part, to any other party. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan. Neither this presentation nor any of its contents may be disclosed or used for any other purpose without the prior written consent of J.P. Morgan.

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DENALI J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only Strictly Private and Confidential

Discussion topics

Summary observations on Denali’s current management plan

Perspectives on past financial performance versus plan and versus street expectations

Comparison of management plan to Street forecasts

Benchmarking of Denali segment forecasts to industry and peer estimates

DENALI 1 J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only Strictly Private and Confidential

Summary observations

Limited near-term visibility on operating and financial performance continues to be a challenge

Misses vs. street expectations have put investors in a “wait and see mode” with increased focus on quarter-by-quarter execution and increased visibility

To reflect changing market and business dynamics, management presented a revised plan to the Board on September 21, 2012

The current plan was prepared off cycle by senior finance executives and does not include the benefit of perspectives from business segment leaders

Management currently reports only on an end market basis, therefore cost allocation is on a preliminary basis for product segments

Denali’s most recent management plan was benchmarked against

Past performance vs. plan

Street consensus

Industry and peer forecast

Key observations from benchmarking analysis performed on management plan

Management’s current FY13 plan is effectively in-line with Street consensus on a revenue, gross profit and operating income basis

Management’s current FY14 plan is above Street consensus on a revenue, gross profit and operating income basis

ESG: On an aggregate basis, ESG is forecasted to grow at ‘12-’16 CAGR of 7.0% which exceeds industry forecasts. CY12-’13 growth of 7.9% exceeds peer estimates with profitability below peers

S&P: Forecasted to grow at ‘12-’16 CAGR of 2.1% which is below industry forecasts. CY12-’13 growth of 2.0% is below peer estimates with profitability above peers

EUC: Forecasted to grow at ‘12-’16 CAGR of 2.5% which is below industry forecasts. CY12-’13 growth of 0.9% is below peer estimates with profitability below peers

Services: Forecasted to grow at ‘12-’16 CAGR of 5.1% which exceeds industry forecasts. CY12-’13 growth of 4.1% is above peer estimates with profitability above peers

Software: Forecasted to grow at ‘12-’16 CAGR of 23.5% which exceeds industry forecasts. CY12-’13 growth of 47.6% is above peer estimates with profitability below peers

DENALI 2 J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only

*Strictly Private and Confidential*

# Historical performance versus Street consensus and Board plan

## Historical performance versus Street consensus and Board plan

| | | Q3 FY11 (October) | Q4 FY11 (January) | Q1 FY12 (April) | Q2 FY12 (July) | Q3 FY12 (October) | Q4 FY12 (January) | Q1 FY13 (April) | Q2 FY13 (July) |
|---|---|---|---|---|---|---|---|---|---|
| Revenue | Results vs. street | ↓ | ↓ | ↓ | ↓ | ↓ | ↑ | ↓ | ↓ |
| Revenue | Results vs. plan | ↑ | ↑ | ↓ | ↓ | ↓ | ↓ | ↓ | ↓ |
| EPS | Results vs. street | ↑ | ↑ | ↑ | ↑ | ↑ | ↓ | ↓ | ↑ |
| EPS | Results vs. plan | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↓ | ↓ |

## Key observations

### Q2 FY13

- **Management presented Q2 mid-quarter update and plan to the Board on July 12th**
  - Revenue and gross margin both trending behind with strong close required to meet plan
- **Q2 results came in significantly lower than July 12th plan with less than three weeks left in the quarter**
  - Revenue: $14.5bn vs. $15.3bn (-5.3%)
  - EPS: $0.50 vs. $0.52 (-3.8%)
- **Street guidance for Q3 and fiscal 2013 were lowered**
  - Q3 revenue: 2-5% q-o-q decline, below normal seasonality
  - Fiscal 2013 EPS: Lowered to $1.70 from $2.13

### Q1 FY13

- **Q1 results came in below Street consensus**
  - Revenue: $14.4bn vs. $14.9bn (-3.2%)
  - EPS: $0.43 vs. $0.46 (-6.5%)
- **Street guidance for Q2 and fiscal 2013 were in-line / unchanged**
  - Q2 revenue: 2-4% q-o-q growth, in-line with historical rates
  - Fiscal 2013 EPS: Unchanged at $2.13

## Key challenges

### Q2 FY13

- **Persisting macroeconomic challenges and weakness in Western Europe**
- **Uncertainty whether growth and visibility challenges are cyclical or secular**
- **Unfavorable PC market and competitive dynamics in emerging markets, particularly China and India**
- **Linear growth from seasonal education and federal budgets did not materialize**
- **Channel inventory drawdown in advance of Windows 8 transition**

### Q1 FY13

- **Sales execution issues**
- **Ongoing pricing pressure in Client business**
- **Continuing shift to tablets and smartphones**

DISCUSSION MATERIALS

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J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

Management plans - Process

July Board case

“Bottoms-up” build of plan with involvement of key business heads

Process began in May and was completed by June

Did not have visibility into Q2 weakness (underperformance versus plan by approximately $1bn)

8/21 Street guidance

In conjunction with Q2 earnings results, management lowered revenue growth and EPS guidance to 2-5% q-o-q decline and $1.70, respectively

9/21 management case

Top-down reforecast taking Q2 weakness and softening outlook into account

Senior management allocated operating expenses across segments on a preliminary basis

Revised FY13 starting point, which still ties to the $1.70 EPS external guidance

Lower EUC and S&P revenue growth rates due to

An accelerating trend towards alternate devices

Evidence of lengthening replacement cycles

Channel drawdown in advance of Windows 8 migration

Lack of seasonal uptick from public and government sectors

Reduced EUC, S&P and Servers / Storage margins to reflect increasingly aggressive competition, growth shift towards lower price bands, erosion of emerging market margins and lagging impact from FY12 / 13 investments

Lower operating expenses as a result of lower revenue and the launch of a cost out initiative

DENALI 4 J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only
Strictly Private and Confidential

# 9/21 management case versus July Board case

## Management plan

| | FYE January 31, | 2013E | 2014E | 2015E | 2016E | '13-16E CAGR |
|---|---|---|---|---|---|---|
| 9/21 mgmt case | Total revenue | $57.5 | $59.9 | $63.2 | $66.6 | 5.0% |
| | *% growth* | *(7.4%)* | *4.2%* | *5.5%* | *5.3%* | |
| | Gross profit | $12.8 | $13.7 | $14.6 | $15.3 | 6.3% |
| | *% margin* | *22.2%* | *22.8%* | *23.0%* | *23.0%* | |
| | Operating income | $4.0 | $4.2 | $4.9 | $5.3 | 9.7% |
| | *% margin* | *7.0%* | *7.0%* | *7.7%* | *7.9%* | |
| July Board case | Total revenue | $63.0 | $66.0 | $69.5 | $74.0 | 5.5% |
| | *% growth* | *1.5%* | *4.8%* | *5.3%* | *6.5%* | |
| | Gross profit | $14.4 | $15.6 | $16.7 | $18.1 | 7.9% |
| | *% margin* | *22.9%* | *23.6%* | *24.0%* | *24.5%* | |
| | Operating income | $5.2 | $5.6 | $6.2 | $7.0 | 10.4% |
| | *% margin* | *8.3%* | *8.5%* | *8.9%* | *9.5%* | |
| $ variance | Total revenue | ($5.5) | ($6.1) | ($6.3) | ($7.4) | |
| | Gross profit | ($1.6) | ($1.9) | ($2.1) | ($2.8) | |
| | Operating income | ($1.2) | ($1.4) | ($1.3) | ($1.7) | |
| % variance | Total revenue | (8.7%) | (9.2%) | (9.0%) | (10.0%) | |
| | Gross profit | (11.4%) | (12.5%) | (12.7%) | (15.3%) | |
| | Operating income | (23.1%) | (25.2%) | (21.8%) | (24.7%) | |

Source: Management estimates

## 9/21 management case

- 5.0% revenue CAGR and 9.7% operating income CAGR
- Adjusted FY 13 for weaker client demand and lower margins in certain areas; maintains Services, Software, and ESG revenue growth rates
- Lowered PC market growth
  - Analysts lowering growth estimates
  - Accelerating trend toward alternative devices
  - Evidence of lengthening replacement cycles
  - Offset assumed from Denali tablet participation
- Lowered PC margins
  - Competitors increasingly aggressive
  - Growth shifting towards lower price bands
  - Emerging market margins eroding quickly
- Lower server and storage margins
  - Competitors increasingly aggressive
  - Lagging impact from FY12 / FY13 investments
- Decreased opex spending in light of cost savings initiatives and lower revenue
- Allocated operating expenses across product segments on a preliminary basis

## July Board case

- 5.5% revenue CAGR and 10.4% operating income CAGR

DISCUSSION MATERIALS
DENALI
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J.P.Morgan

For Discussion Purposes Only
Strictly Private and Confidential

# 9/21 management plan vs. Street forecast

## Commentary

- Denali is currently covered by 33 research analysts
- Analysts have updated their forecast models post the Q2 earnings call

## FY 2013E

### Revenue ($bn)


$65.0
$60.0
$55.0
$50.0
$57.5
$57.3
$57.8
$57.8
Mgmt[1]
Street-low[2]
Street-consensus[3]
Street-high[4]

| | | | | |
|---|---|---|---|---|
| *y/y growth* | *(7.4)%* | *(7.8)%* | *(6.9)%* | *(6.8)%* |

### Gross profit ($bn)


$14.0
$13.5
$13.0
$12.5
$12.8
$12.9
$12.8
$12.9
Mgmt
Street-low
Street-consensus
Street-high

| | | | | |
|---|---|---|---|---|
| *Margin* | *22.2%* | *22.5%* | *22.2%* | *22.4%* |

### Operating income ($bn)


$5.0
$4.5
$4.0
$3.5
$4.0
$3.9
$4.1
$4.3
Mgmt
Street-low
Street-consensus
Street-high

| | | | | |
|---|---|---|---|---|
| *Margin* | *7.0%* | *6.8%* | *7.0%* | *7.4%* |

## FY 2014E

### Revenue ($bn)


$65.0
$60.0
$55.0
$50.0
$59.9
$53.2
$58.0
$60.7
Mgmt
Street-low
Street-consensus
Street-high

| | | | | |
|---|---|---|---|---|
| *y/y growth* | *4.2%* | *(7.1)%* | *0.3%* | *5.0%* |

### Gross profit ($bn)


$14.0
$13.5
$13.0
$12.5
$13.7
$13.0
$13.1
$13.5
Mgmt
Street-low
Street-consensus
Street-high

| | | | | |
|---|---|---|---|---|
| *Margin* | *22.8%* | *24.4%* | *22.6%* | *22.3%* |

### Operating income ($bn)


$5.0
$4.5
$4.0
$3.5
$4.2
$3.9
$4.1
$4.5
Mgmt
Street-low
Street-consensus
Street-high

| | | | | |
|---|---|---|---|---|
| *Margin* | *7.0%* | *7.3%* | *7.1%* | *7.4%* |

[1] Based on Management's revised financial plan as of 9/21/12; [2] Street-low based on Pacific Crest estimates as 8/21/12; [3] Based on IBES consensus as of 9/20/12
[4] Street-high based on Stern Agee estimates as of 8/22/12

DISCUSSION MATERIALS
DENALI
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J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

9/21 management plan vs. peers’ Street projected performance

Comparison of revenue, gross margin and operating margin projections

Denali Peer median Comparison

Revenue Gross Operating Revenue Gross Operating Revenue Gross Operating

growth margin margin growth margin margin growth margin margin

Based on CYE ‘12E-’13E ‘13E ‘13E ‘12E-’13E ‘13E ‘13E ‘12E-’13E ‘13E ‘13E

Servers 5.0% [***]% 6.2% 3.3% 40.1% 11.1% Ï Ð Ð

ESG Networking 43.0% [***]% (6.3%) 5.8% 63.5% 19.3% Ï ÐÐ

Storage1 13.0% [***]% 2.4% 6.8% 49.7% 13.3% Ï Ð Ð

S&P 2.0% [***]% 8.4% 2.5% 8.7% 2.3% Ð

EUC 0.9% [***]% 2.5% 8.0% 11.7% 3.2% Ð Ï Ð

Services 4.1% [***]% 28.5% 2.9% 24.5% 11.2%

Software2 47.6% [***]% (1.7%) 5.3% 85.2% 35.9% Ï ÐÐ

DI S C U S SI ON MA T E R I A L S

Source: Denali’s updated projections as 09/21/12, Wall Street research, FactSet, Company filings

1 No perfect comparables available for the Storage segment; NetApp and EMC referenced as closest peers

2 2012 Denali software revenue assumed to be consensus 2012 Quest revenue

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

DEN A L I 7

For Discussion Purposes Only Strictly Private and Confidential

9/21 management plan vs. industry forecasts

Comparison of revenue projections

CAGR ‘12E-’16E

Comparison

Commentary

Based on CYE

Denali

IDC

Analyze the Future

Gartner

IDC

Analyze the Future

Gartner

ESG

Servers 4.4% 1.7% 3.0%

Reflects Denali’s leading market share

Investment in server product portfolio

Networking 32.1% 7.3% 2.9%

Subscale segment driven by recent Force10 acquisition

Storage 10.2% 5.1% 11.2%

Focus on organic growth

Declining EMC relationship (55% of storage revenue in CY09 to 18% in CY11)

S&P 2.1% 6.6%1 4.3%1

Growth driven by EUC

Focus on profitability

EUC 2.5% 4.4%2 4.4%2

Focus on commercial (65% of segment revenue) market

Higher focus on gross margin performance

Services 5.1% 4.7% 4.7%

Focus on IT hardware services tied to PC sales

Software3 23.5% 7.3% 7.7%

Subscale business

Driven by acquisitions

Investing for growth

Source: Denali’s updated projections as of 9/21/12, IDC, Gartner

1 Represents worldwide IT spending: IDC 2010-2015 CAGR shown

2 Represents PC market growth across all price segments

3 2012 Denali software revenue assumed to be consensus 2012 Quest revenue

DENALI 8 J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only Strictly Private and Confidential

Preliminary illustrative financial impact of changes to EUC revenue and gross margins

Assumes S&P grows proportional to EUC

Assumes no impact to $ amount operating expenses

Assumes Support & Deployment component of Services attach rate of 9.5% to EUC sales

Based on FY2016E gross margins for Desktops and Notebooks / Mobility of 14.5% and 11.5%, respectively

FY2016E consolidated revenue

FY2013-2016E EUC revenue CAGR

(5.0%)

(2.5%)

0.0%

2.9%

5.5%

Implied FY2013-2016E WholeCo revenue CAGR

(0.2%)

1.4%

3.1%

5.0%

6.8%

$57.1

$59.9

$62.9

$66.6

$70.0

FY2016E consolidated operating income

FY2013-2016E EUC revenue CAGR

(5.0%)

(2.5%)

0.0%

2.9%

5.5%

Change in FY2016E EUC gross margin

0%

$3.6

$4.1

$4.6

$5.3

$5.9

(1%)

$3.4

$3.9

$4.4

$5.0

$5.5

(2%)

$3.1

$3.6

$4.1

$4.6

$5.2

(3%)

$2.9

$3.3

$3.8

$4.3

$4.9

(4%)

$2.7

$3.1

$3.5

$4.0

$4.5

Source: Management estimates

- 9/21 management case

FY2016E consolidated gross profit

FY2013-2016E EUC revenue CAGR

(5.0%)

(2.5%)

0.0%

2.9%

5.5%

Change in FY2016E EUC gross margin

0%

$13.7

$14.2

$14.7

$15.3

$15.9

(1%)

$13.5

$13.9

$14.4

$15.0

$15.6

(2%)

$13.2

$13.7

$14.1

$14.7

$15.3

(3%)

$13.0

$13.4

$13.8

$14.4

$14.9

(4%)

$12.7

$13.1

$13.6

$14.1

$14.6

FY2016E EPS

FY2013-2016E EUC revenue CAGR

(5.0%)

(2.5%)

0.0%

2.9%

5.5%

Change in FY2016E EUC gross margin

0%

$1.64

$1.88

$2.12

$2.42

$2.70

(1%)

$1.53

$1.75

$1.98

$2.27

$2.54

(2%)

$1.41

$1.62

$1.85

$2.12

$2.38

(3%)

$1.29

$1.49

$1.71

$1.97

$2.22

(4%)

$1.17

$1.37

$1.57

$1.82

$2.06

DENALI 9 J.P.Morgan

DISCUSSION MATERIALS

For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Detailed benchmarking analysis

10

DENALI 10 J.P.Morgan DISCUSSION MATERIALS

For Discussion Purposes Only

*Strictly Private and Confidential*

# Management plan by segment as of September 21, 2012

**Revised September 21 Management plan**

| | Total Dell | | | | A ESG | | | | B S&P | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | FY13 | FY14 | FY15 | FY16 | FY13 | FY14 | FY15 | FY16 | FY13 | FY14 | FY15 | FY16 |
| Revenue | 57.5 | 59.9 | 63.2 | 66.6 | 10.6 | 11.4 | 12.3 | 13.3 | 9.2 | 9.4 | 9.7 | 10.0 |
| Y-o-Y growth | (7.4%) | 4.2% | 5.5% | 5.3% | 2.8% | 7.9% | 8.0% | 8.0% | (9.9%) | 2.0% | 3.0% | 3.0% |
| Gross Margin | 12.8 | 13.7 | 14.6 | 15.3 | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] |
| % of Rev | 22.2% | 22.8% | 23.0% | 23.0% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |
| Total Opex | 8.8 | 9.5 | 9.7 | 10.1 | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] |
| % of Rev | 15.2% | 15.8% | 15.4% | 15.1% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |
| OpInc | 4.0 | 4.2 | 4.9 | 5.3 | 0.3 | 0.6 | 0.7 | 0.8 | 0.8 | 0.8 | 0.8 | 0.8 |
| % of Rev | 7.0% | 7.0% | 7.7% | 7.9% | 3.1% | 4.8% | 5.6% | 6.4% | 8.2% | 8.4% | 8.1% | 7.5% |

| | C EUC | | | | D Services | | | | E Software | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | FY13 | FY14 | FY15 | FY16 | FY13 | FY14 | FY15 | FY16 | FY13 | FY14 | FY15 | FY16 |
| Revenue | 28.7 | 28.9 | 30.1 | 31.3 | 8.5 | 8.9 | 9.4 | 10.0 | 0.6 | 1.4 | 1.8 | 2.0 |
| Y-o-Y growth | (13.8%) | 0.9% | 4.1% | 4.0% | 2.3% | 4.1% | 5.6% | 7.4% | N/A | 146.3% | 31.9% | 9.4% |
| Gross Margin | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] |
| % of Rev | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |
| Total Opex | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] | [***] |
| % of Rev | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |
| OpInc | 0.9 | 0.7 | 0.7 | 0.7 | 2.4 | 2.5 | 2.7 | 3.0 | (0.0) | (0.0) | 0.3 | 0.3 |
| % of Rev | 3.2% | 2.5% | 2.5% | 2.3% | 28.4% | 28.5% | 29.2% | 29.9% | (9.0%) | (1.7%) | 16.0% | 17.7% |

Source: Denali's updated FY13-16 projections as of September 21, 2012
Note: Above reflects estimated opex by segment based on FY13 internal operating plan cost allocation

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

DETAILED BENCHMARKING ANALYSIS

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For Discussion Purposes Only

*Strictly Private and Confidential*

# A ESG – Historical performance of Denali's Server and Networking business[1]

## Revenue ($ in billions)


$6.5
$6.3
$6.0
$7.6
$8.3
CY07
CY08
CY09
CY10
CY11

| | CY07 | CY08 | CY09 | CY10 | CY11 |
|---|---|---|---|---|---|
| Y-o-Y growth: | 11.5% | (3.1%) | (3.9%) | 26.0% | 1 9.6% |
| % of total revenue: | 10.6% | 10.3% | 11.4% | 12.4% | 2 13.4% |

## Gross margin


3
[***]%
[***]%
[***]%
[***]%
[***]%
CY07
CY08
CY09
CY10
CY11

Source: Company external LOB reporting metrics; IDC (April and May 2012)
Note: FYE January assumed to be equivalent to CYE of prior year
[1] External LOB reporting metrics provided by management combine Server and Networking revenue and gross margin

## Key observations

1. Revenue growth driven primarily by
   - Above market growth in servers
   - Subscale networking business
   - Recent Force10 acquisition
   - Investment in Server and Networking product portfolio and sales channels
2. Increasing contribution to revenue mix driven by strategic push in enterprise solutions
3. Improving gross margin profile
   - Improved sales execution and supply chain efficiencies

DETAILED BENCHMARKING ANALYSIS

DENALI

12

J.P.Morgan

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

For Discussion Purposes Only Strictly Private and Confidential

A ESG – Industry analyst perspectives on global server market

IDC ($ in billions)

x86 Other 1

CAGR

’12E–’16E

$56 $57 $58 $59 $60 2%

$17 $17 $17 $17 $16 (1%)

$38 $40 $41 $42 $43 3%

2012 2013 2014 2015 2016

Market growth: (1.7%) 1.8% 2.0% 1.6% 1.4%

x86 growth: 3.2% 4.0% 2.3% 3.0% 2.5%

Denali growth3 : 3.3% 5.0% 5.0% 5.0% 2.5%

Gartner ($ in billions)

x86 Other 2

CAGR

’12E–’16E

$53 $55 $57 $59 $60 3%

$14 $14 $15 $13 $12 (5%)

$38 $41 $44 $46 $48 6%

2012 2013 2014 2015 2016

Market growth: 0.9% 4.0% 3.1% 2.5% 2.5%

x86 growth: 8.0% 7.7% 5.4% 4.7% 4.5%

Denali growth3 :

3.3% 5.0% 5.0% 5.0% 2.5%

Accelerators

Migration of higher-end enterprise workloads from Unix / mainframes to x86 server platforms, driven by virtualization

SMB and enterprise x86 server refresh cycle

Resurgence in demand in emerging markets fueled by infrastructure buildout

Cloud computing driving need for servers with higher density and greater power efficiency

Inhibitors

Macroeconomic uncertainty, particularly in Western Europe

Long-term impact of virtualization on server consolidation and extension of server lifecycle

Pricing pressure from increasing competition across all geographic markets

Signs of economic slowdown in China and uncertainty of economic stimulus impact

Migration of SMBs to SaaS / cloud delivered IT solutions

Source: IDC (May 2012), Gartner (September 2012)

1 Other includes CISC, EPIC, and RISC form factors

2 Other includes IA64, RISC, and miscellaneous

3 Denali’s segment revenue growth based on management projections as of 09/21/12

DENALI 13 J.P.Morgan

DETAILED BENCHMARKING ANALYSIS

For Discussion Purposes Only
*Strictly Private and Confidential*

# A ESG – Server segment forecast versus peers and industry

## CY11A–CY12E revenue growth


Peers
Industry
3.3%
(1.3%)
(6.7%)
Median = (4.0%)
(1.7%)
0.9%
Denali
IBM
hp
IDC
Gartner

## CY12E–CY13E revenue growth


Peers
Industry
5.0%
7.0%
Median = 3.3%
1.8%
4.0%
(0.4%)
Denali
IBM
hp
IDC
Gartner

## CY12E and CY13E gross margin


CY12 CY13
[***]%
[***]%
[***]
[***]
38.7%
40.1%
Not reported
Denali
IBM
hp

## CY12E and CY13E operating margin


CY12 CY13
5.1%
6.2%
21.3%
22.4%
11.5%
11.1%
Median = 11.5%¹
Median = 11.1%¹
Denali
IBM
hp

Source: Company filings, Wall Street research, IDC (May 2012), Gartner (September 2012)
Note: IBM segment includes Hardware; IBM Mainframe revenue composes ~18% of Hardware revenue; IBM consolidated operating margins shown; HP operating margins consist of Enterprise Server, Storage and Networking segment
[1] Operating margin median excludes IBM

DETAILED BENCHMARKING ANALYSIS
DENALI
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J.P.Morgan

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

For Discussion Purposes Only

*Strictly Private and Confidential*

# A ESG – Industry analyst perspectives on global networking market

## IDC ($ in billions)


Layer 2-3 switches
Other infrastructure [1]
CAGR '12E–'16E
7%
9%
6%
$35
$14
$20
$38
$16
$22
$41
$18
$23
$43
$19
$24
$46
$20
$26
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| Market growth: | 10.0% | 9.4% | 7.7% | 6.6% | 5.7% |
| Layer 2-3 growth: | 9.1% | 8.1% | 6.2% | 5.9% | 5.2% |
| Denali growth[2]: | 59.9% | 43.0% | 44.0% | 29.0% | 14.5% |

## Gartner ($ in billions)


CAGR '12E–'16E
3%
$35
$36
$37
$38
$39
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| Market growth: | 6.0% | 4.3% | 3.0% | 2.4% | 2.2% |
| Denali growth[2]: | 59.9% | 43.0% | 44.0% | 29.0% | 14.5% |

## Accelerators

- Growth in IP traffic and need for increased network bandwidth to keep up with application needs
- Build out of large scale consumer / mobility driven data centers serving Web 2.0, Social Media and Cloud Computing
- Adoption of new converged infrastructure solutions to support virtual environments
- Transition to 10GbE networks and pressures on vendors to deliver on 40 / 100 Gbps platforms

## Inhibitors

- Lack of large-scale investments due to concerns around macroeconomic economic slowdown
- Uncertainty in enterprise and carrier infrastructure spending
- Disruption of traditional networking environments by Software Defined Networking solutions
- Increasing competition and pricing pressure

Source: Gartner (June 2012), IDC (June 2012)

[1] Other infrastructure includes layer 4-7 switches, routers, WLAN, WAN application delivery, Fibre Channel switches, InfiniBand switches, and video and telepresence

[2] Denali's segment revenue growth based on management projections of 09/21/12

DETAILED BENCHMARKING ANALYSIS

DENALI

15

J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

A ESG – Networking segment forecast versus peers and industry

CY11A–CY12E revenue growth

Peers

Industry

59.9%

3.8% 3.6%

0.7% Median = 2.1%

10.0%

6.0%

(2.8%)

Denali

CY12E–CY13E revenue growth

Peers

43.0%

7.8%

3.8%

3.2%

8.6%

Median = 5.8%

Industry

9.4%

4.3%

Denali

CY12E and CY13E gross margin

CY12 CY13

[***]% [***]% [***] [***]

63.2% 63.5% 64.1% 63.7% 62.1% 61.5%

Median Median = = 63.2% 63.5%

Denali

CY12E and CY13E operating margin

CY12 CY13

19.4% 19.4% 19.1% 27.4% 27.2% 11.5% 11.1% 14.3%

Median Median = = 16.8% 19.3%

(23.8%) (6.3%)

Denali

Source: Company filings, Wall Street research, IDC (April 2012), Gartner (June 2012)

Note: HP operating margins consist of Enterprise Servers, Storage and Networking segment; Cisco segment revenue consists of switching and NGN routing and Cisco consolidated gross and operating margins shown; IDC and Gartner industry growth includes layer 2-3 market

DEN A L I

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

D E T A I L E D BENC HM AR KI N GA N A L Y S I S

For Discussion Purposes Only

*Strictly Private and Confidential*

# A ESG – Historical performance of Denali's storage business

**Revenue ($ in billions)**


$2.4
$2.6
$2.2
$2.3
$1.9
CY07
CY08
CY09
CY10
CY11

| | CY07 | CY08 | CY09 | CY10 | CY11 |
|---|---|---|---|---|---|
| **Y-o-Y growth:** | 7.9% | 7.8% | (16.5%) | 4.7% | ❶ (15.3%) |
| **% of total revenue:** | 4.0% | 4.3% | 4.1% | 3.7% | ❷ 3.1% |

**Gross margin**


3
[***]%
[***]%
[***]%
[***]%
[***]%
CY07
CY08
CY09
CY10
CY11

Source: Company external LOB reporting metrics
Note: FYE January assumed to be equivalent to CYE of prior year

**Key observations**

1. Declining revenue driven by transition away from 3rd party storage solutions, largely EMC
   - Denali EMC revenue declined 45% per year in 2010-2012
   - Organic revenue increased 26% per year for same period
2. Low contribution to total revenue
3. Expanding gross margin profile
   - Lower component costs
   - Improved pricing discipline and supply chain execution

DETAILED BENCHMARKING ANALYSIS

DENALI 17 J.P.Morgan

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

For Discussion Purposes Only Strictly Private and Confidential

A ESG – Industry analyst perspectives on global storage market

IDC ($ in billions)

ISCSI Other 1

CAGR

’12E–’16E

$27 $28 $30 $31 $32 5%

$23 $24 $25 $26 $27 4%

$4 $4 $5 $5 $5 10%

2012 2013 2014 2015 2016

Market growth: 6.3% 6.1% 4.9% 5.0% 4.3%

iSCSI growth: 13.5% 14.9% 10.4% 7.2% 6.8%

Denali growth3 : (7.4%) 13.0% 10.0% 12.0% 6.0%

Gartner ($ in billions)

iSCSI Other 2

CAGR

’12E–’16E

$23 $25 $31 $28 $35 11%

$20 $22 $24 $26 $29 10%

$3 $4 $4 $5 $6 16%

2012 2013 2014 2015 2016

Market growth: 7.9% 10.6% 10.6% 11.4% 12.1%

iSCSI growth: 20.7% 16.2% 15.7% 15.0% 18.7%

Denali growth3 : (7.4%) 13.0% 10.0% 12.0% 6.0%

Accelerators

Increasing capacity and performance storage requirements in the enterprise

Server virtualization and cloud computing driving demand for network-centric storage systems

Evolvement of 10Gbps technology expediting the adoption of iSCSI SAN

Innovative technologies such as flash-based storage gaining enterprise adoption

Inhibitors

Adoption of new business models, such as storage-as-a-service, particularly by SMBs

Enhanced storage management software capabilities reducing the need for storage capacity

Continued price erosion at price-per-gigabyte level across both disk and flash

Weak macroeconomic conditions – uncertainty in Europe and slowdown in emerging markets

Source: IDC (May 2012), Gartner (June 2012)

1 Other includes DAS, mainframe extended, NAS, Fibre Channel, InfiniBand, Switched SAS and Fibre Channel over Ethernet

2 Other includes Fibre Channel SAN, Fibre Channel over Ethernet SAN and Mainframe SAN

3 Denali’s segment revenue growth based on management projections of 09/21/12

DENALI 18 J.P.Morgan

DETAILED BENCHMARKING ANALYSIS

For Discussion Purposes Only Strictly Private and Confidential

A ESG – Storage segment forecast versus peers and industry

CY11A–CY12E revenue growth

Peers Industry

8.4% 6.3% 7.9%

4.0%

Median = 4.0%

(7.4%)

Denali

CY12E–CY13E revenue growth

Peers Industry

13.0%

8.2% 10.6%

6.8% Median = 6.8% 6.1%

3.0%

Denali

CY12E and CY13E gross margin

CY12 CY13

60.6% 60.8%

[***]% [***]% 38.6% 38.6% Median = 49.7%

Not reported Median = 49.6%

[***] [***]

Denali

CY12E and CY13E operating margin

CY12 CY13

24.4% 25.0%

15.5% 15.4% 1

11.5% 11.1% Median = 13.5%

2.4% Median = 13.3%1

0.2%

Denali

Source: Company filings, Wall Street research, IDC (May 2012), Gartner (June 2012)

Note: HP operating margins consist of Enterprise Servers, Storage and Networking segment; EMC consolidated operating margins shown

1 Operating margin median excludes EMC

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

DEN A L I

DET A I L E D BENC HM AR KI N GA N A L Y S I S

For Discussion Purposes Only
Strictly Private and Confidential

# B S&P– Historical performance of Denali's software & peripherals business

## Revenue ($ in billions)


$9.9
$10.6
$9.5
$10.3
$10.2
CY07
CY08
CY09
CY10
CY11

| | CY07 | CY08 | CY09 | CY10 | CY11 |
|---|---|---|---|---|---|
| **Y-o-Y growth:** | 10.1% | 7.0% | (10.4%) | 8.0% | (1) (0.4%) |
| **% of total revenue:** | 16.2% | 17.3% | 18.0% | 16.7% | (2) 16.5% |

## Gross margin


[***]%
[***]%
[***]%
[***]%
3
[***]%
CY07
CY08
CY09
CY10
CY11

## Key observations

1. Relatively flat revenue trajectory, driven in large part by EUC business tie-in
2. Decreasing contribution to total revenue due to low YoY growth
3. Consistent gross margin[1]
   - Accessories: [***]%+
   - 3rd Party software: [***]%
   - Displays: [***]%+
   - Printers: [***]

Source: Company external LOB reporting metrics; IDC (April and May 2012)
Note: FYE January assumed to be equivalent to CYE of prior year
[1] Provided by management

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

DETAILED BENCHMARKING ANALYSIS
DENALI
20
J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

B S&P – Software and Peripherals segment forecast versus peers

CY11A–CY12E revenue growth

3.6%

Median = (1.7%)

(2.8%) (5.0%) (0.6%)

(9.9)%

Denali

CY12E–CY13E revenue growth

Median = 2.5%

2.0% 3.0% 2.4% 2.0% 2.6%

Denali

CY12E and CY13E gross margin

[***]% [***]% CY12 CY13 Median = 8.7%

13.3% 13.4% 11.9% 12.0% Median = 8.6%

5.3% 5.3% 5.3% 5.4% [***] [***]

Denali

CY12E and CY13E operating margin

8.2% 8.4% CY12 CY13 Median = 2.3%

3.7% 3.7% Median = 2.1%

2.9% 3.1% 1.3%

1.3% 1.4% 1.4%

Denali

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

Source: Company filings, Wall Street research

DEN A L I

DET A I L E D BENC HM AR KI N GA N A L Y S I S

For Discussion Purposes Only
Strictly Private and Confidential

# C EUC – Historical performance of Denali's PC business[1]

## Revenue ($ in billions)


$37.0
$36.0
$29.6
$33.7
1
$33.2
CY07
CY08
CY09
CY10
CY11

| | CY07 | CY08 | CY09 | CY10 | CY11 |
|---|---|---|---|---|---|
| Y-o-Y growth: | 4.8% | (2.8%) | (17.8%) | 13.9% | (1.2%) |
| % of total revenue: | 60.5% | 58.8% | 55.9% | 54.7% | (2) 53.6% |

## Gross margin


[***]%
[***]%
[***]%
[***]%
3
[***]%
CY07
CY08
CY09
CY10
CY11

## PC market share[2]


15.0%
15.1%
12.8%
12.5%
4
12.5%
CY07
CY08
CY09
CY10
CY11

## Key observations

1. Flat to declining revenue
   - Weakness in PC market
   - Focused away from high growth, low price band markets
2. Represents a significant majority of total revenues
   - Continuing to diversify revenue mix away from EUC
3. Increasing gross margin
   - Focused on mid to high price bands
   - Transitioning from custom build to standard product delivery model
4. Market share loss, primarily to Asian vendors (Lenovo, Acer, ASUS)

Source: Company external LOB reporting metrics
Note: FYE January assumed to be equivalent to CYE of prior year
[1] PC business includes Desktop PCs and Mobility; [2] Market share data based on IDC

DETAILED BENCHMARKING ANALYSIS
DENALI
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J.P.Morgan

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

For Discussion Purposes Only

*Strictly Private and Confidential*

# C EUC – Denali historical PC metrics and strategy relative to peers

## Denali historical PC performance relative to peers

| | | Units[3] | Denali | hp | Apple[1] | lenovo | acer | ASUS |
|---|---|---|---|---|---|---|---|---|
| Org. growth[2] | CY2007 | | 4.8% | 26.4% | 42.1% | 12.0% | (3.1%) | 34.8% |
| | CY2008 | | (2.8%) | 4.7% | 24.6% | (1.1%) | 23.6% | (12.1%) |
| | CY2009 | | (17.8%) | (8.0%) | 2.8% | (5.1%) | 5.0% | (8.1%) |
| | CY2010 | | 13.9% | 9.5% | 25.8% | 39.7% | 9.6% | (29.6%) |
| | CY2011 | | (1.2%) | (6.4%) | 24.3% | 28.2% | (24.4%) | (10.9%) |
| Gross margin | CY2007 | | [***]% | | 29.7% | 15.0% | 10.3% | 9.9% |
| | CY2008 | | [***]% | | 30.1% | 13.2% | 10.5% | 10.9% |
| | CY2009 | | [***]% | | 29.8% | 10.6% | 10.2% | 10.2% |
| | CY2010 | | [***]% | | 29.6% | 10.5% | 10.3% | 12.1% |
| | CY2011 | | [***]% | | 29.1% | 12.0% | 8.1% | 13.8% |
| Market share | CY2007 | | 15.0% | 18.9% | 2.9% | 7.6% | 7.9% | 1.7% |
| | CY2008 | | 15.1% | 19.3% | 3.4% | 7.4% | 10.7% | 3.5% |
| | CY2009 | | 12.8% | 20.0% | 3.8% | 8.3% | 12.8% | 4.2% |
| | CY2010 | | 12.5% | 18.5% | 4.2% | 9.8% | 12.4% | 5.2% |
| | CY2011 | | 12.5% | 17.6% | 5.0% | 12.5% | 10.5% | 5.8% |
| Portfolio | PC – Corp. & Consumer | 414mm | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| | Tablet | 143mm | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| | Smartphone | 801mm | | | ✓ | ✓ | | |

Source: Company filings, Wall Street research, IDC (June 2012)

Note: Denali includes Desktop PC and Mobility; HP includes Personal Systems Group; Apple includes Mac Desktops / Portables; [1] Apple gross margin based on Wall Street research estimates; [2] Represents organic revenue growth; [3] Represents IDC's estimate of unit shipments in 2013

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

DETAILED BENCHMARKING ANALYSIS

DENALI

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J.P.Morgan

For Discussion Purposes Only
*Strictly Private and Confidential*

# C EUC – Industry analyst perspectives on global PC market

## IDC ($ in billions)


ROW
APAC
Japan
W. Europe
U.S.
ASP
CAGR '12E–'16E
$243
$254
$265
$277
$288
28%
28%
29%
30%
31%
29%
29%
29%
30%
30%
9%
8%
6%
6%
6%
17%
16%
16%
15%
14%
18%
20%
20%
20%
19%
4%
7%
6%
(6%)
0%
6%
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| ASP: | $634 | $614 | $588 | $564 | $545 |
| Shipments[1]: | 383 | 414 | 451 | 491 | 529 |
| **Market growth:** | **1.5%** | **4.7%** | **4.4%** | **4.4%** | **4.1%** |
| **Denali growth[2]:** | **(13.8%)** | **0.9%** | **4.1%** | **4.0%** | **1.0%** |

## Gartner ($ in billions)


ROW
APAC
Japan / Mature Asia
W. Europe
N. America
ASP
CAGR '12E–'16E
$236
$241
$251
$266
$281
23%
24%
25%
26%
27%
27%
28%
30%
32%
33%
11%
11%
10%
9%
9%
17%
15%
15%
15%
14%
22%
22%
20%
18%
17%
4%
9%
10%
(2%)
(1%)
(2%)
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| ASP: | $646 | $613 | $595 | $588 | $584 |
| Shipments[1]: | 366 | 393 | 422 | 453 | 482 |
| **Market growth:** | **(3.8%)** | **1.9%** | **4.3%** | **6.0%** | **5.6%** |
| **Denali growth[2]:** | **(13.8%)** | **0.9%** | **4.1%** | **4.0%** | **1.0%** |

## Accelerators

- Transition to Windows 8 in consumer and Windows 7 in corporate
- Impact of corporate PC refresh cycle
- Growing demand in emerging markets – China and India
- Continued innovation in Ultrabooks with lower price points

## Inhibitors

- Macroeconomic headwinds – uncertainty in Europe and slowdown in China
- Growing competitive threat from tablets and smartphones
- Extension of PC lifecycle due to increasing adoption of virtualization
- Desktop saturation in developed markets
- Demand in emerging markets primarily in low ASP segment

Source: IDC (June 2012), Gartner (September 2012)
[1]Shipments in millions of units; [2] Revenue growth based on management projections as of 09/21/12

DETAILED BENCHMARKING ANALYSIS
DENALI
24
J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

C EUC– PC segment forecast versus peers and industry

CY11A–CY12E revenue growth

Peers Industry

19.8%

8.8%

2.6% Median = 2.6% 1.5%

(9.3%) (1.0%) (3.8%) (13.8%)

Denali

CY12E–CY13E revenue growth

Peers Industry

12.9% 14.0%

8.0%

Median = 8.0% 4.7%

0.9% 0.6% 1.9%

(0.2%)

Denali

CY12E and CY13E gross margin

CY12 CY13 43.7% 42.8%

[***]% [***]% 13.8% 13.5% 11.7%

9.9% 10.1% 11.3%

Median = 11.7%1

[***] [***]

Median = 11.3%1

Denali

CY12E and CY13E operating margin

CY12 CY13 35.6% 34.3%

5.1% 4.5% 5.1% 5.1%

3.2% 1.9% 2.0% 2.0%

2.5% Median = 3.2%1

1.1% Median = 3.5%1

Denali

Source: Company filings, Wall Street research, IDC (June 2012), Gartner (September 2012)

Note: HP segment consists of Personal Systems Group; Apple consolidated gross and operating margins shown

1 Median excludes Apple

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

DEN A L I 25

D E T A I L E D B E N C H M A R K I N GA N A L Y S I S

For Discussion Purposes Only
Strictly Private and Confidential

# D Services – Historical performance of Denali's Services business

## Revenue ($ in billions)


$5.3
$5.7
1
$5.6
2
$7.7
$8.3
CY07
CY08
CY09
CY10
CY11

| | CY07 | CY08 | CY09 | CY10 | CY11 |
|---|---|---|---|---|---|
| Y-o-Y growth: | 5.1% | 7.4% | (1.6%) | 36.5% | (3) 8.5% |
| % of total revenue: | 8.7% | 9.3% | 10.6% | 12.5% | 13.4% |

## Gross margin


[***]%
[***]%
[***]%
[***]%
4
[***]%
CY07
CY08
CY09
CY10
CY11

## Key observations

1. Stable PC maintenance revenue
   - Modest revenue impact through recession
2. Revenue increase due in part to Perot acquisition
   - ~32% of total services revenue related to Perot Systems[1]
3. Consistent top-line growth
   - Increasing attach rate of premium support and deployment services
4. Declining gross margin due to a higher mix of outsourcing and project-related services, and competitive pricing pressures

Source: Company external LOB reporting metrics
Note: FYE January assumed to be equivalent to CYE of prior year
[1]Based on annualized Q4 CY09 Perot revenue as a percentage of CY10 revenue

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

DETAILED BENCHMARKING ANALYSIS
DENALI
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J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

# D Services – Industry analyst perspectives on global services market

## IDC ($ in billions)


Project based
Outsourcing
Support/Training
CAGR '12E–'16E
$891
$932
$977
$1,024
$1,071
5%
$157
$162
$168
$174
$180
3%
$432
$453
$475
$498
$519
5%
$301
$317
$334
$352
$372
5%
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| Market growth: | 3.8% | 4.6% | 4.8% | 4.8% | 4.6% |
| Proj-based growth: | 4.0% | 5.1% | 5.4% | 5.6% | 5.5% |
| Outsource growth: | 4.3% | 4.8% | 5.0% | 4.8% | 4.3% |
| Support growth: | 2.3% | 3.1% | 3.5% | 3.6% | 3.5% |
| Denali growth[1]: | 2.3% | 4.1% | 5.6% | 7.4% | 3.5% |

## Gartner ($ in billions)


Business services
Product support
CAGR '12E–'16E
$854
$888
$931
$977
$1,027
5%
$146
$149
$153
$157
$161
3%
$708
$739
$778
$820
$865
5%
2012
2013
2014
2015
2016

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| Market growth: | 1.1% | 4.0% | 4.9% | 4.9% | 5.0% |
| Bus svcs growth: | 1.4% | 4.3% | 5.4% | 5.4% | 5.5% |
| Support growth: | (0.1%) | 2.2% | 2.7% | 2.6% | 2.7% |
| Denali growth[1]: | 2.3% | 4.1% | 5.6% | 7.4% | 3.5% |

## Accelerators

- Emerging technologies (mobility, cloud applications, Big Data) creating new opportunities for IT services sector
- Growing demand in India and China tied to new infrastructure build out
- Continuing rebound in software investments to drive IT services spend

## Inhibitors

- Transition away from traditional labor-based onsite delivery
- Growing pricing pressure on services contracts with increase in demand for pay-as-you-use utility models
- Weak Hardware IT spending environment to weigh on attach rates and revenue

Source: IDC (May 2012), Gartner (September 2012)
[1] Denali's segment revenue growth based on management projections of 09/21/12

DETAILED BENCHMARKING ANALYSIS
DENALI 27 J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

D Services – Segment forecast versus peers and industry

CY11A–CY12E revenue growth

Peers Industry

17.3%

6.9% 3.8%

2.3% Median = 2.9% 11% .

(1.4%) (1.1)%

Denali

(services)

CY12E–CY13E revenue growth

Peers Industry

11.7%

6.2% 4.6%

4.1% 4.0%

Median = 2.9%

(0.4)%

(3.4%)

Denali (services)

CY12E and CY13E gross margin

[***]% [***]% CY12 CY13

29.4% 30.3% Median = 24.5%

17.7% 18.7% Median = 23.5%

[***] [***] Not reported Not reported Denali

(services)

CY12E and CY13E operating margin

CY12 CY13

28.4% 28.5%

10.8% 11.2% 17.1% 17.4%

11.1% 11.1% Median = 11.2%

4.2% 5.1%

Median = 10.9%

Denali

(services) Source: Company filings, Wall Street research, IDC (May 2012), Gartner (September 2012)

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

DEN A L I 28

DET A I L E D BENC HM AR KI N GA N A L Y S I S

For Discussion Purposes Only Strictly Private and Confidential

E Software – Overview of Denali’s Software business

New Software business segment formed in Q1 fiscal 2013

Recently appointed John Swainson, former CEO of CA Technologies, to head the Software group

Expected growth of 48%1 in CY’12-13 driven by acquisitions of SonicWALL and Quest

Looking to enter new markets and expand share / presence

Business intelligence

Storage software

1 2012 Denali software revenue assumed to be consensus 2012 Quest revenue

DENALI 29 J.P.Morgan

DETAILED BENCHMARKING ANALYSIS

For Discussion Purposes Only

*Strictly Private and Confidential*

# E Software – Industry analyst perspectives on software market[1]

## IDC ($ in billions)


Business intelligence
Systems management
Network security
CAGR '12E–'16E
$37
$40
$43
$46
$49
$13
$14
$15
$17
$18
$17
$18
$19
$20
$21
$8
$8
$9
$10
$10
2012
2013
2014
2015
2016
7%
9%
6%
7%

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| **Market growth:** | 7.7% | 7.3% | 7.3% | 7.3% | 7.2% |
| **Network sec growth:** | 6.0% | 6.7% | 6.5% | 6.4% | 6.6% |
| **Systems mgmt growth:** | 5.7% | 6.1% | 5.9% | 6.0% | 5.7% |
| **Bus. Intelligence growth:** | 11.6% | 9.3% | 9.4% | 9.5% | 9.2% |
| **Denali growth[2]:** | nm | 47.6% | 31.9% | 9.4% | 9.2% |

## Gartner ($ in billions)


Business intelligence
Systems management
Network security
CAGR '12E–'16E
$40
$43
$46
$50
$54
$13
$14
$15
$16
$17
$19
$20
$22
$23
$25
$8
$9
$10
$11
$12
2012
2013
2014
2015
2016
8%
8%
7%
10%

| | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|
| **Market growth:** | 5.3% | 7.6% | 8.0% | 7.7% | 7.6% |
| **Network sec growth:** | 9.9% | 11.1% | 10.5% | 9.3% | 8.6% |
| **Systems mgmt growth:** | 3.6% | 6.4% | 7.2% | 7.0% | 7.2% |
| **Bus. intelligence growth:** | 5.2% | 7.2% | 7.7% | 7.5% | 7.5% |
| **Denali growth[2]:** | nm | 47.6% | 31.9% | 9.4% | 9.2% |

## Accelerators

- Proliferation of mobile and converged hardware devices driving need for sophisticated system management
- Increased enterprise focus on application awareness and control
- Transition from legacy to next-generation firewalls and enhanced UTM capabilities
- Increasing spend on BI with growing importance of Big Data and analytics in the enterprise

## Inhibitors

- Migration from on-premise to SaaS models
- SMBs adopting simpler cloud-based secure Web gateways and larger enterprises requiring next generation firewalls (vs. UTMs)
- Nascency of big data analytics and uncertainty around market evolution

Source: IDC (June 2012), Gartner (September 2012)
[1] Software market defined as business intelligence, systems management and network security
[2] Denali's segment revenue growth based on consensus 2012 Quest revenue and management projections as of 09/21/12

DETAILED BENCHMARKING ANALYSIS

DENALI

30

J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

E Software – Segment forecast versus peers and industry

CY11A–CY12E revenue growth

Peers Industry

8.8% 7.7%

5.3%

4.2%

Median = 4.2%

NM (0.4%)

Denali

CY12E–CY13E revenue growth

Peers Industry

47.6%

9.1% 5.3% 7.3% 7.6%

Median = 5.3%

2.0%

Denali

CY12E and CY13E gross margin

CY12 CY13

85.4% 88.6% 88.6%

[***]% [***]% 85.2% 75.6% 76.1% Median = 85.4% Median = 85.2%

[***] [***]

Denali

CY12E and CY13E operating margin

CY12 CY13 58.9% 59.3%

35.2% 35.9% 35.2% 35.0% Median = 35.9% Median = 35.2%

(9.0%) (1.7%)

Denali

Source: Company filings, Wall Street research, IDC (June 2012), Gartner (September 2012)

Note: Software market defined as network security and systems management in-line with Denali’s recent acquisitions of SonicWALL and Quest; 2012 Denali software revenue assumed to be consensus 2012 Quest revenue

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

DEN A L I 31

DET A I L E D BENC HM AR KI N GA N A L Y S I S